4Q 2008 Earnings Conference Call

March 6, 2009

Exhibit 99.1

Safe Harbor Statement

This presentation includes “forward-looking statements” within the meaning of Section 27A of the
Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, regarding, among other things, our business strategy, our prospects and our financial position.  These statements can be identified by the use of forward-looking terminology such as “believes,”
“estimates,” “expects,” “intends,” “may,” “will,” “should,” “could,” or “anticipates” or the negative or other variation of these similar words, or by discussions of strategy or risks and uncertainties.  These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could vary materially from the
Company’s expectations and projections.  Important factors that could cause actual results to differ materially from such forward-looking statements  include, without limitation, risks related to the following:

Increasing competition in the communications industry; and

A complex and uncertain regulatory environment.

A further list and description of these risks, uncertainties and other factors can be found in the
Company’s SEC filings which are available online at www.sec.gov, www.shentel.com or on request from the Company.  The Company does not undertake to update any forward-looking statements as a result of new information or future events or developments

Use of Non-GAAP Financial Measures

Included in this presentation are certain non-GAAP financial measures that are not determined in accordance with US generally accepted accounting principles.  These financial performance measures are not indicative of cash provided or used by operating activities and exclude the effects of certain operating, capital and financing costs and may differ from comparable information provided by other companies, and they should not be considered in isolation, as an alternative to, or more meaningful than measures of financial performance determined in accordance with US generally accepted accounting principles.  These financial performance measures are commonly used in the industry and are presented because Shentel believes they provide relevant and useful information to investors.
Shentel utilizes these financial performance measures to assess its ability to meet future capital expenditure and working capital requirements, to incur indebtedness if necessary, return investment
to shareholders and to fund continued growth.   Shentel also uses these financial performance
measures to evaluate the performance of its businesses and for budget planning purposes.

Chris French

CEO and President

2008 Highlights

Record operating results - Net income
from continuing operations of $26.3 million

Returning value to shareholders -
Dividend of $.30/share up 11%

Fully funded business plan - $52 million
debt facility

Positioning the consolidated
enterprise to maximize shareholder
returns - Acquisition of 17,000 cable
customers (44,000 homes passed); sale of
Converged Services

Strong balance sheet - Capital Structure
provides capacity to be opportunistic; Debt
to equity ratio of .25

$10.1

$10.9

$20.7

$22.2

$26.3

2004

2005

2006

2007

2008

Net Income from Continuing Operations
(in millions)

$4.4

$5.4

4Q 2007

4Q 2008

2008 Highlights

Wireless growth drives results -
5,685 net subscriber additions for
4Q’08 to 211,462 at year end;
average subs up 17% for 2008;
churn down to 1.9% in 4Q’08

Investment in wireless for
sustained growth - Expansion of
EVDO to 86% of the PCS footprint,
19% growth in cell sites

Providing a quality local
customer experience - PCS churn
down to 1.9% in 4Q’08 from 2.3% in
4Q’07

154

187

211

2006

2007

2008

PCS Subscribers (000s)

Number of Cell Sites

52

211

332

346

411

2006

2007

2008

EVDO

Total

Economic Environment

Today’s economic environment presents
challenges and opportunities…

Capital Spending Rationale

                  Careful review of capital projects to prioritize based on payback

Being Opportunistic

            Our balance sheet enables us to take advantage of opportunities which fit our business model

Broadband Stimulus

            We are monitoring the evolving rules for public support of rural broadband development

Adele Skolits

CFO and VP of Finance

$0.44

$0.47

$0.89

$0.94

$1.12

$0.44

$0.46

$0.77

$0.80

$1.04

2004

2005

2006*

2007

2008

EPS Continuing Operations

EPS

EPS

Earnings Per Share – Year over Year

$0.19

$0.23

4Q 2007

4Q 2008

Earnings per Share from Continuing
Operations

– Quarter over Quarter

Delivering value for
Shareholders– EPS growth of
21% in 4Q’08 over 4Q’07;  year
over year growth of 19%

*-Includes gain on sale of Rural Telephone Bank stock of $.27  in EPS from Continuing
Operations and EPS

Profitability

Cash Flows ($ millions)

Maintaining profitability while investing in growth –
Adjusted OIBDA up 5% for 4Q’08 over 4Q’07

12/31/08

12/31/07

12/31/08

12/31/07

Operating Income

$9.8

$7.5

$45.6

$36.7

Special items before taxes

    Early retirement Offering

2.0

    Pension Settlement

0.7

0.7

  Cost of share award

2.1

2.1

Depreciation and Amortization

7.3

6.0

26.4

23.5

Adjusted OIBDA

$17.1

$16.3

$72.0

$65.0

Quarter Ended

Year Ended

Cash Flows

Cash Flows ($ millions)

2007

2008

Change

Net Cash from Operations

$43.7

$50.1

$6.4

Capital Expenditures

($29.1)

($65.5)

($36.4)

Cable TV Acquisition

($10.9)

($10.9)

Borrowings

$23.7

$23.7

Debt Repayments

($4.1)

($4.2)

($0.1)

Dividends

($5.8)

($6.5)

($0.7)

Other

($0.9)

$1.3

$2.2

Free Cash Flow

$3.8

($12.0)

($15.8)

Record operating cash flow –
15% growth in cash generated by
operations

New debt facility supports
sustained growth – Increased
capital expenditures supports cable
acquisition and PCS development

Manageable debt service – New
debt facility has equal amortization
over six years beginning next year

Positioned to deliver for
shareholders – Debt capacity and
cash flow generation will enable
the company to be opportunistic or
return value to shareholders

Earle MacKenzie

COO and EVP

Key Operational Results – PCS

103

123

154

187

211

2004

2005

2006

2007

2008

Retail Subscribers (000s)

Key Operational Results – PCS

21,870

17,329

4Q 2007

4Q 2008

9,214

5,685

4Q’07

4Q’08

Gross Additions

Net Additions

75,829

68,693

2007

2008

33,800

24,159

2007

2008

Key Operational Results – PCS

Gross Billed Revenue per User – Data &
Voice

Billed revenue per subscriber
continues to grow – Data revenues
growth is sustaining this growth

$12.58

$13.63

$43.03

$42.35

$55.61

$55.98

2007

2008

Data

Voice

Total

PCS Revenues

Billed Service Revenues ($ millions)

$80.1

$92.1

$11.1

$15.0

$6.9

$8.1

$16.1

$19.0

2007

2008

Management & Service

Fees

Bad Debt

Service Credits

Net Revenue

$114.1

$134.2

PCS Customers Top Picks – Q4’08

Service Plans

Everything Messaging
Family 1500

Everything Data
Family 1500

Simply Everything

Handsets

Sanyo Katana

Samsung Rant

LG Lotus

Samsung Instinct

Meeting PCS Customer Needs

Expanded data
offering

Over 90% POP’s will
have EVDO coverage

PA coverage
improved

Capacity increased

Number of Cell Sites

52

211

318

332

346

411

489

2006

2007

2008

2009 Est.

EVDO

Total

Key Operational Results - Telco

Modest access line
loss

41% data penetration

Increased broadband
speeds

24

.

8

24.5

24

.

2

2006

2007

2008

Access lines (000s)

-.7% CAGR

Internet Customers (000s)

6.6

8.1

10.0

9.9

7.5

5.2

2006

2007

2008

DSL customers

Dial

-

up customers

Key Operational Results - Cable

Acquisition of 17,000
new customers

Expect to offer triple
play to 85% of
acquired homes
passed by year end
2009

Number of Customers (000’s)

17.1

8.6

8.7

8.4

8.3

25.4

2004

2005

2006

2007

2008

Shen. Co.

Acquired

Total

Q&A

Appendix

Non-GAAP Financial Measure – Billed Revenue per Subscriber

Dollars in thousands (except subscribers and revenue per subscriber)

2008

2007

Gross billed revenue

Wireless segment total operating revenues

$  100,151

$  87,307

Equipment revenue

      (5,214)

     (5,015)

Other revenue

      (2,788)

     (2,238)

Wireless service revenue

      92,149

     80,054

Service credits

      15,018

     11,082

Write-offs

        8,064

      6,863

Management fee

        9,034

      7,717

Service fee

        9,938

      8,493

Gross billed revenue

     134,203

   114,209

Average subscribers

     199,794

   171,161

Billed revenue per subscriber

$      55.98

$     55.61